Exhibit 11 under Form N-1A
                         Exhibit 23 under Item 601/Reg. S-K


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 63 to Form N-1A Registration Statement of Federated American Leaders Fund, Inc. of our report dated April 24, 1997, on the financial statements of Federated American Leaders Fund, Inc. as of March 31, 1997, included in or made a part of this registration statement.



                                                     /s/ARTHUR ANDERSEN LLP
                                                        ARTHUR ANDERSEN LLP



Pittsburgh, Pennsylvania
May 28, 1997